UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  June 11, 1999




                      ELECTRONIC SYSTEMS TECHNOLOGY INC.
                           (A Washington Corporation)

                        Commission File no. 2-92949-S
                  IRS Employer Identification no. 91-1238077

                              415 N. Quay St. #4
                             Kennewick  WA  99336
                   (Address of principal executive offices)


    Registrant's telephone number, including area code:(509) 735-9092





























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ITEM 5.  OTHER EVENTS

On June 11, 1999, the Company issued a press release announcing a one-time, noncumulative, cash distribution of $0.01 per share, having a total value of $49,536.67, to shareholders of record as of June 25, 1999, with the distribution to be accomplished by July 9, 1999. The press release is included by reference and is hereby attached as exhibit 99.6


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS,
              AND EXHIBITS.

Exhibit 99.6 -  Cash distribution press release issued June 11, 1999.








































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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.


    /s/   T.L. KIRCHNER

By: T.L. Kirchner
President
Date: June 18, 1999